UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2009 (June 4, 2009)

CYBERDEFENDER CORPORATION
(Exact name of registrant as specified in its charter)

California	333-138430	65-1205833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

617 West 7th Street, Suite 401, Los Angeles, California		90017
(Zip Code)

Registrant’s telephone number, including area code:		(213) 689-8631

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________________________________

Item 1.01 Entry into a Material Definitive Agreement

On June 4, 2009, CyberDefender Corporation (“CyberDefender”) entered into an amendment (the “Amendment”) to the Media and Marketing Services Agreement (the “Media Services Agreement”), dated March 24, 2009, between GR Match, LLC (“GR Match”), an affiliate of Guthy-Renker, LLC (collectively, “Guthy-Renker”), pursuant to which the term of the Media Services Agreement was extended from August 31, 2010 to June 1, 2011.  The foregoing summary is qualified in its entirety by reference to the Amendment, which is attached as an exhibit to this Current Report.

Item 3.02 Recent Sales of Unregistered Securities.

On June 4, 2009, CyberDefender closed the sale and issuance to GR Match of 1,142,860 shares of common stock (the “Shares”) for an aggregate purchase price of $2,000,005, of which $400,000 must be used for the creation and production by Guthy-Renker of television commercials advertising CyberDefender’s products and services, and the balance of which CyberDefender will use for general working capital (the “Transaction”).  The parties agreed in principle on the terms of the Transaction on May 22, 2009.  Pursuant to the terms of the Securities Purchase Agreement documenting the Transaction (the “SPA”), GR Match has demand and piggyback registration rights with respect to the Shares.  Also, in the event CyberDefender sells or issues shares of its common stock or common stock equivalents at a price per share below $1.75 during the ninety days following the closing of the Transaction, except for certain exempt issuances, GR Match will receive additional shares of common stock in order to effectively re-price the Shares at such lower price.

There were no underwriting discounts or other commissions paid in conjunction with the Transaction.

The issuance of the Shares was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, inasmuch as the Shares were issued to an accredited investor without any form of general solicitation or general advertising.

The foregoing summary is qualified in its entirety by reference to the SPA, which is attached as an exhibit to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Securities Purchase Agreement, dated June 3, 2009, between CyberDefender Corporation and GR Match LLC.

10.2	First Amendment to Media and Marketing Services Agreement, dated June 4, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2009
CYBERDEFENDER CORPORATION

By:	/s/ Kevin Harris
Kevin Harris
Chief Financial Officer